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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  July 17, 2001
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                Date of Report (Date of earliest event reported)

                           INTERNATIONAL PAPER COMPANY
                          ----------------------------
             (Exact name of Registrant as Specified in Its charter)

                                    NEW YORK

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                 (State or Other Jurisdiction of Incorporation)

    1-3157                                                 13-0872805
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Commission File Number                         (IRS Employer Identification No.)

     400 Atlantic Street, Stamford, Connecticut                      06921
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     (Address of Principal Executive Offices)                     (Zip Code)

                                  203-541-8000
                                  ------------
              (Registrant's Telephone Number, Including Area Code)




            ---------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)








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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON D.C. 20549

Item 1.     CHANGES IN CONTROL OF REGISTRANT.

            N/A

Item 2.     ACQUISITION OR DISPOSITION OF ASSETS.

            N/A

Item. 3.    BANKRUPTCY OR RECEIVERSHIP.

            N/A

Item 4.     CHANGES IN REGISTRANT'S DIRECTORS.

            N/A

Item 5.     OTHER EVENTS.

            The company today reported second-quarter 2001 earnings of $64 million ($.13 per share) before special items, an increase of $40 million over the previous quarter. First-quarter 2001 earnings before special and extraordinary items were $24 million ($.05 per share). Earnings for the second quarter last year were $315 million ($.75 per share) before special items. Second-quarter 2001 net sales were $6.7 billion, compared to $6.8 billion in the second-quarter 2000 and $6.9 billion in the first-quarter 2001.

            After special items, the company reported a net loss of $313 million ($.65 per share) in the second quarter of 2001, compared with net earnings of $270 million ($.64 per share) in the second quarter of 2000 after special items. In the first quarter of 2001, the company reported a net loss of $44 million ($.09) after special and extraordinary items.

            Special items in the second quarter included charges for facility closures, administrative realignment and related severance ($465 million before taxes and minority interest), impairment losses on assets of businesses held for sale ($85 million before taxes), and additional Champion merger integration costs ($32 million before taxes).







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Item 6.     RESIGNATIONS OF REGISTRANT'S DIRECTORS.

            N/A

Item 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            (99.1) Press release issued by International Paper dated July 17, 2001 announcing second quarter earnings.

Item 8.     CHANGE IN FISCAL YEAR.

            N/A

Item 9.     REGULATION FD DISCLOSURE.

            N/A

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   INTERNATIONAL PAPER COMPANY
                                   -------------------------------
                                             (Registrant)

Dated:   July 17, 2001                  By /s/ Carol M. Samalin
Stamford, Connecticut                          -------------------------------
                                               Carol M. Samalin
                                               Assistant Secretary